Exhibit 10.57

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

January 28, 2003

Dr. David Mitchard

Boehringer Ingelheim International GmBH

Binger Strasse 173

55216 Ingelheim am Rhein

Germany

Re:                             Amendment No. 4 to Development and Marketing Agreement

Dated March 23, 2001 (“Agreement”)

Dear David:

Words and expressions defined or interpreted in the Agreement shall have the same meanings and interpretations when used in this letter (the “Amendment”).  The Agreement is hereby amended to insert the following as Section 2.10:

“2.10                   [*]:

(a)                                  InterMune [*] BI a [*] for the [*] of any [*] (as defined in Section 2.10(b)) of [*] as follows:  If [*] of any [*] for which it [*]
                                                then prior to [*] shall notify [*] in writing, and shall provide [*] with all [*] reasonably necessary for [*]  If [*] also intends such [*] shall also provide [*] as well as all [*] if any, in its possession and control.  If [*] after any such notice from [*]
                                                upon which [*] then the parties shall [*]  If the Parties do not [*] shall have no [*] with respect to such [*] provided that if the [*] also would have [*] shall have no [*] with respect to any [*]  For clarity, [*] as used herein, specifically [*] including without limitation a [*]

(b)                                 [*] having as its [*] and which may either be [*]

(c)                                  The Parties acknowledge that (1) [*] in addition to those [*] and (2) except as specifically set forth in [*] in addition to those [*] the Agreement.

(d)                                 [*] the Parties agree that [*] of the Agreement will [*] of the Agreement.

(e)                                  The Parties will [*] prior to [*] in Article 2.10.

If you agree with the above, please signify your acceptance by signing and returning one original of this letter.

Best regards,

InterMune, Inc.	Accepted for and on behalf of Boehringer Ingelheim International GmbH

/s/ John J. Wulf

John J. Wulf	By:	/s/ Dr. P. Johann
Sr. Vice President of
Corporate Development	Name:	Dr. P. Johann

	Title:	Authorised Signatories

	Date	January 31, 2003

	By:	/s/ C. Jesse

	Name:	C. Jesse

	Title:	Authorised Signatories

Date:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.